UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549


                          FORM 8-K/A
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): November 26, 2003



                     MEGOLA, INC.
   ------------------------------------------------------
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                            88-0492605
    --------------------                 ------------------
 (STATE OR OTHER JURISDICTION              (IRS EMPLOYER
            OF                           INDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


SEC File Number:  000-49815



   10011-123 St. NW, Suite 2303 Edmonton,
           Alberta, Canada                          T5N 1M9
-----------------------------------------     -----------------
       (Address of Principal                       (Zip Code)
          Executive Offices)

Registrant's telephone number, including area code: (519) 541-1564


                        SuperiorClean, Inc.
                     ------------------------
 (Former Name or Former Address, if Changed Since Last Report)


       1183 S. Huron Street, Denver,
                Colorado                             80223
      -------------------------------            ------------
        (Address of Principal                      (Zip Code)
           Executive Offices)





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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

See Item 2.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On November 26, 2003, with the filing of the Articles of Share Exchange with the Secretary of State of Nevada, the Common Stock Purchase Agreement to acquire all of the issued and outstanding stock of Megola, Inc. was formally closed.

Item 8.  Change in Fiscal Year End

With the close of the acquisition described in Item 2, the registrant's fiscal year end changed to 7/31.

However, as the closing did not occur until 11/26/2003, the following governs the registrant's SEC reports:

The registrant's prior fiscal year end was 2/28. This means a 10Q-SB was required for the period ending 8/31/2003. This was timely filed on 10/14/2003.

When the Share Exchange closed on 11/26/2003, the fiscal year end changed. This means the next SEC filings due are:

8-K with audited financials of Megola, Inc. - 2/9/2004.

10Q-SB for quarter ending 1/31/2004 due 3/17/2004.

The registrant is current in all SEC filing requirements.


                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Megola, Inc.
              --------------------------------
                        (Registrant)


By: /s/ Joel Gardner
   --------------------
Joel Gardner, President



  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:


     Signature               Title                  Date
  ------------            ---------             ----------

 /s/ Joel Gardner         President           January 16, 2004
 ----------------
  Joel Gardner

























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